Exhibit 24.1

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of September, 2002.

/S/    ROBERT W. FIONDELLA

        Robert W. Fiondella

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 8th day of September, 2002.

/S/    DONA D. YOUNG

        Dona D. Young

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of September, 2002.

/S/    COLEMAN D. ROSS

        Coleman D. Ross

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    SAL H. ALFIERO

        Sal H. Alfiero

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 10th day of September, 2002.

/S/    J. CARTER BACOT

        J. Carter Bacot

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    PETER C. BROWNING

        Peter C. Browning

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    SANFORD CLOUD, JR.

        Sanford Cloud, Jr.

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    RICHARD N. COOPER

        Richard N. Cooper, Ph.D.

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 5th day of September, 2002.

/S/    GORDON J. DAVIS

        Gordon J. Davis Esq.

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 5th day of September, 2002.

/S/    ANNE GRAY

        Anne Maynard Gray

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 5th day of September, 2002.

/S/    JOHN E. HAIRE

        John E. Haire

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    JERRY J. JASINOWSKI

        Jerry J. Jasinowski

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    THOMAS S. JOHNSON

        Thomas S. Johnson

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    JOHN W. JOHNSTONE, JR.

        John W. Johnstone, Jr.

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of September, 2002.

/S/    MARILYN E. LAMARCHE

        Marilyn E. LaMarche

THE PHOENIX COMPANIES, INC.

POWER OF ATTORNEY

The undersigned, a Director of The Phoenix Companies, Inc., a Delaware corporation (the “Corporation”), does hereby constitute and appoint John H. Beers, Nancy J. Engberg, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf:

(a)    one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (“SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), securities of the Corporation (the “Securities”) having terms pursuant to which the Corporation will be required to deliver to the holders of such Securities shares of common stock of Hilb, Rogal & Hamilton (“HRH Common Shares”), such Securities (i) to be issued in an amount and on terms such that the Corporation would be required to deliver up to the aggregate amount of HRH Common Shares held by it (or any of its subsidiaries) or receivable by it (or any of its subsidiaries) upon conversion of any convertible securities on the date hereof (which amount is approximately 4.5 million shares) and (ii) on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Corporation or the Executive Committee thereof; and

(b)    any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Corporation relating to the Securities; any Registration Statements filed pursuant to Rule 462(b) under the Securities Act to register additional Securities; and any and all other documents and instruments in connection with the issuance of the Securities that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9th day of September, 2002.

/s/    ROBERT F. VIZZA

        Robert F. Vizza, Ph.D.